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                                                                   EXHIBIT 23.2


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



         As independent certified public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to Form S-8 registration statement of our report dated February 9, 2001, included in H.T.E., Inc.'s Form 10-K for the year ended December 31, 2000, and to all references to our Firm included in this registration statement.



Tampa, Florida,                           /s/ Arthur Andersen LLP
March 27, 2001                            -------------------------------------